UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): March 6, 2006

ENDOVASC, INC.
(Exact Name of Small Registrant as Specified in Its Charter)

Nevada
(State or Other Jurisdiction of Incorporation)

000-28371 (Commission File Number)	76-0512500 (IRS Employer Identification No.)

550 Club Drive, Suite 345 Montgomery, TX (Address of Principal Executive Offices)	77316 (Zip Code)

(936) 582-5920
(Registrant’s Telephone Number, Including Area Code)

550 Club Drive, Suite 435, Montgomery, TX 77316
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

*	Written communications pursuant to Rule 425 under the Securities Act

*	Soliciting material pursuant to Rule 14a-12 under the Securities Act

*	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

*	Pre commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Section 1 - Registrant’s Business and Operations

Item 2.02	Results of Operations and Financial Condition.

On March 6, 2006, Endovasc Incorporated announced that it has submitted to the U.S. Food and Drug Administration (FDA) its protocol for a phase IIIa clinical trial of Liprostin™ for the treatment of intermittent claudication, a symptom of peripheral arterial disease.  As outlined in the protocol, the phase IIIa trial is randomized, placebo-controlled, double-blinded, pharmacokinetic study of two dose levels of Liprostin™ or placebo administered once-weekly for six weeks.  A copy of Endovasc’s press release announcing this approval is attached as Exhibit 16.1 to this report and is incorporated herein by reference.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ITEM 9.01.	FINANCIAL STATEMENTS AND EXHIBITS.

The following documents are filed as an exhibit to this report.

EXHIBIT	DESCRIPTION
16.1*	Endovasc press release dated March 6, 2006

ENDOVASC, INC
(Registrant)

*Filed herewith

Date: March 21, 2006	/s/ Diane Dottavio

By:
(Signature)
Name: Diane Dottavio
Title: President and Chief Executive Officer